Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.smifund.com. You can also get this information at no cost by calling
(877) 764-3863 or by sending a written request to Sound Mind Investing Funds, c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 27, 2015.

Investment Objective

The SMI Bond Fund (the “SMI Bond Fund”) seeks total return. Total return is composed of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%
Fee for Redemptions Paid by Wire	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.64%
Acquired Fund Fees and Expenses[1]	0.36%

Total Annual Fund Operating Expenses	1.75%

Fee Waiver/Expense Reimbursement[2]	(0.54%)

Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement	1.21%
[1]	Based on estimates for the Fund’s current fiscal year.

[2]

The Adviser contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 0.85% of the Fund’s average daily net assets through February 28, 2017. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same. Only the 1 year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$123	$452

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in a portfolio of fixed income securities, including securities of other investment companies that focus their investments on fixed income investments. The Fund will be comprised of fixed income investment companies and ETFs and individual fixed income securities. The Adviser will use its proprietary “Bond Upgrading” strategy to make all portfolio decisions with respect to investments in fixed income investment companies and ETFs. The Adviser’s “Bond Upgrading” strategy involves the use of momentum based performance indicators of the various bond categories to identify which categories may present the best investment opportunities. The Adviser scores the categories and uses the scores to make decisions on investments in the various categories.

When the Fund invests directly in fixed income securities, the Adviser may delegate (or may invest directly itself) the security selection process to Scout Investments, Inc., through its Reams Asset Management division (“Subadviser”), or the Adviser may invest in them directly. The Adviser may allocate as much as 20% of the portfolio to cash and cash related investments. The Adviser periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund. Under normal circumstances, the Adviser will target to have approximately equal weighting between direct investments in fixed income securities and exposure to fixed income securities through underlying mutual funds and ETFs that focus their investments in fixed income securities. The Adviser may adjust this weighting based on performance and risk metrics, as well as the interest rate environment.

Fixed Income Securities in which the Fund may invest include open-end mutual funds and ETFs that invest primarily in fixed income securities of varying maturities and credit qualities including high-risk debt securities (or junk bonds). The Fund may invest in foreign securities, including emerging markets securities. The adviser will use its proprietary “Bond Upgrading” strategy to identify the Fixed Income securities to be used in the non-subadvised portion of the portfolio. There are no limits on the level of investment in which the Fund may invest with respect to high-risk debt securities and there is no average weighted maturity of the securities in which the Fund may invest. The underlying funds may invest in fixed income securities denominated in foreign currencies. The underlying funds may also invest in derivative instruments, such as options, futures contracts, currency forwards or credit default swap agreements. The Fund may also invest in fixed income securities directly. The Fund may utilize the Subadviser when direct investment in fixed income securities are among the chosen assets.

To the extent the Fund utilizes the Subadviser to manage any of the Fund’s overall assets, the Subadviser attempts to maximize total return over a long-term horizon through opportunistic investing in a

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

diversified portfolio of fixed income securities of any duration, such as short-term fixed income securities, U.S. government securities, corporate debt securities, mortgage-backed and other asset-backed securities, repurchase agreements, obligations of foreign governments or their subdivisions, agencies and instrumentalities, credit default swaps and credit default swap index products. The Subadviser’s fixed income selection process combines top-down interest rate management with bottom-up bond selection using internal research and scenario analysis, focusing on issues the Subadviser believes are undervalued. The Subadviser first establishes the fixed income portfolio’s duration at any levels it deems appropriate based on market conditions, and then screens issues and identifies which bonds the Subadviser believes will perform the best under the most likely scenario, considering factors such as sector exposures, the Subadviser’s outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. Option-adjusted spread analysis refers to when evaluating the various sectors of the fixed income market, the Subadviser believes the best gauge of value is the compensation for default risk (credit risk) relative to risk-free Treasury securities. Every non-Treasury security possesses an OAS (option-adjusted spread), which is the compensation in basis points of yield versus like-maturity Treasury securities. These spreads are option adjusted, meaning clean of any call or put options present. The Subadviser’s analysis of value across the market is focused on comparing OAS’s in an isolated format, or versus other sectors over time.

The Subadviser selects fixed income securities for the Fund’s portfolio based primarily on valuation. The Subadviser constantly monitors the expected returns of the securities in the Fund versus those available in the market that the Subadviser is considering for purchase. The Subadviser will replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. The Fund may buy or sell credit default swap (CDX) contracts. The Fund also may enter into CDX agreements as a buyer or seller, which may include both single name CDX agreements and CDX index products. When the Fund writes CDX contracts, it will segregate cash or liquid securities in an amount equal to the notional value of such contracts. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. CDX index products and options thereon allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements. The Subadviser may utilize Treasury futures, which are derivative instruments that are based on U.S. Treasury bonds and notes and that allow investors to protect themselves against volatility in interest rates. The Subadviser may also utilize interest rate futures, which are contracts between a buyer and seller agreeing to the future delivery of an interest-bearing asset. The Subadviser may utilize the foregoing derivative instrument for hedging or speculative purposes. The Subadviser’s use of derivative instruments may be extensive and may expose the entire portfolio to the risk associated with such instruments.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of any underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which the Fund invests.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund. Insofar as the Fund invests in ETFs and other investment companies, such ETFs and other investment companies may be directly subject to the risks described in this section of the prospectus.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s or the Subadviser’s investment approach may fail to produce the intended results. If the Adviser’s or Subadviser’s perception of a security’s worth is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Other Investment Company Securities Risks. When the Fund invests in other mutual funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Fixed Income Securities Risk. To the extent the Fund invests directly or in other investment companies or ETFs that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

•

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund or an underlying fund may lose its entire investment, which will affect the Fund’s return.

•	Portfolio Turnover Risk. The Fund’s investment strategy may involve active trading, which would result in a high portfolio turnover rate, which may negatively affect performance.
•

Foreign Securities Risk. The Fund may invest directly or through underlying funds in foreign securities, which are subject to risks not typically associated with domestic securities, such as currency risks, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. These risks may be heightened in connection with investments in emerging or developing countries.

•

Mortgage-Backed and Asset-Backed Securities Risk. Movements in interest rates may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages and other assets and prepayment risk.

•

Credit Default Swaps Product Risk. Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks and credit risks, and may result in a loss of value to the Fund. The credit default swap market may be subject to additional regulations in the future.

•

Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

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Style Risk. The particular style or styles used primarily by the advisers of underlying funds in which the Fund invests may not produce the best results and may increase the volatility of the Fund’s share price.

•	Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.
•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.
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Industry or Sector Focus Risk. To the extent that underlying funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•	Derivatives Risk. The Fund may utilize derivatives, such as futures contracts and credit default swaps, with respect to the Subadviser’s implementation of the fixed income strategy.

The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund, or an underlying fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s, or the underlying fund’s initial investment in such contracts. The Fund’s use (and an underlying fund’s use) of derivatives may magnify losses.

Underlying funds may use derivative instruments such as put and call options and index futures contracts. There is no guarantee such strategies will work. If the underlying fund is not successful in employing such instruments in managing its portfolio, the Fund’s performance will be worse than if it did not invest in underlying funds employing such strategies. Successful use by an underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, underlying funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an underlying fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying funds in which the Fund invests may use derivatives to seek to manage the risks described below. With regard to the Fund’s investments in Treasury futures, the Fund may seek to manage interest rate and inflation risks.

Interest rate risk. This is the risk that the market value of bonds owned by the Fund will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in bonds with lower interest rates, which can reduce the Fund’s returns.

Liquidity risk. This is the risk that assets held by the Fund may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Fund may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

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Ratings Agencies Risk. Ratings agencies assign ratings to securities based on that agency’s opinion of the quality of debt securities. Ratings are not absolute standards of quality, do not reflect an evaluation of market risk, and do not necessarily correlate with yield.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

Performance

The Fund recently commenced operations and, as a result, does not have a full calendar year of performance history. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Performance data current to the most recent month end may be obtained by calling (877) 764-3863, a toll-free number, or data current to the most recent month end may be accessed on the Fund’s website at www.smifund.com.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

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SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

Portfolio Management

Investment Adviser

SMI Advisory Services, LLC, serves as the investment adviser to the SMI Bond Fund.

Portfolio Managers

The following portfolio managers are jointly responsible for managing the day-to-day investment operations of the Fund, subject to the ultimate decision-making authority over all portfolio decisions and trading practices by the Senior Portfolio Manager. Each portfolio manager has been managing the Fund since its inception in April 2015.

•	Mark Biller; Senior Portfolio Manager
•	Eric Collier, CFA; Co-Portfolio Manager
•	Anthony Ayers, CFA; Co-Portfolio Manager

Subadviser and its Portfolio Managers

Scout Investments, Inc., through its Reams Asset Management division, serves as Subadviser to the SMI Bond Fund. The following portfolio managers are jointly responsible for managing the day-to-day investment decisions for the fixed income portion of the Fund, subject to the oversight of Mr. Mark Egan. Each portfolio manager has been managing the Fund since its inception in April 2015.

•	Mark M. Egan, CFA, Chief Investment Officer and Portfolio Manager
•	Thomas M. Fink, CFA, Portfolio Manager
•	Todd Thompson, CFA, Portfolio Manager
•	Steven T. Vincent, CFA, Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

$500 general accounts, retirement accounts or custodial accounts $500 for Coverdell ESA accounts $0 for Automatic Investment Plans Minimum Additional Purchases $50

To Place Buy or Sell Orders

By Mail:	Sound Mind Investing Funds [insert name of specific Fund(s)] c/o: Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (877) 764-3863

You may purchase or sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Funds’ Transfer Agent by calling (877) 764-3863, or through your broker- dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Funds’ distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201